                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 24, 2001


                              MID-STATE BANCSHARES
                 ----------------------------------------------
                 (Name of Small Business Issuer in its Charter)




         CALIFORNIA                      000-23925              77-0442667
--------------------------------       -------------         -------------------
(State or Other  Jurisdiction of       (File Number)          (I.R.S. Employer
Incorporation or Organization                                Identification No.)

   1026 GRAND AVE. ARROYO GRANDE, CA                               93420
----------------------------------------                     -------------------
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's Telephone Number, including area code: (805) 473-7700



          -------------------------------------------------------------
          (Former Name or Former Address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         Mid-State Bancshares ("Company"), Arroyo Grande, California, and its banking subsidiary, Mid-State Bank ("Acquiror") entered into an Agreement to Merge and Plan of Reorganization (the "Agreement") as of April 9, 2001 with Americorp ("Americorp"), Ventura, California, and its wholly owned subsidiary American Commercial Bank ("Bank"), pursuant to which, among other things, (i) Bank would merge with and into Acquiror, and (ii) Americorp would merge with and into Company.

         Mid-State Bancshares and Americorp announced on May 24, 2001 that the Boards of Directors of Mid-State Bancshares and Americorp have agreed to amend the definitive agreement to account for the transaction as a purchase and thereby no longer require the use of pooling accounting. The amendment also provides the shareholders of Americorp with the election to choose cash, stock of the Company or a combination of the foregoing.

         Consummation of the Agreement and the transactions contempleted thereby is subject to receipt of regulatory approvals, to approval by Americorp's shareholders as well as to the satisfaction of other conditions set forth in the Agreement.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 2.................First Amendment to Agreement to Merge and
                                   Plan of Reorganization
         Exhibit 99................Press Release


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






Date:   May 24, 2001                          MID-STATE BANCSHARES



                                              By: /s/ JAMES G. STATHOS
                                                  ------------------------------
                                                  James G. Stathos
                                                  Executive Vice President
                                                  Chief Financial Officer



                                              By: /s/ CARROL R. PRUETT
                                                  ------------------------------
                                                  Carrol R. Pruett
                                                  President and
                                                  Chief Executive Officer


                                       3
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                                  EXHIBIT INDEX


          EXHIBIT NO.                              DESCRIPTION                                                     PAGE NO.
          -----------                              -----------                                                     --------
              2                 First Amendment to Agreement to Merge and Plan of Reorganization                       5

             99                 Press Release                                                                         20


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